Long-Term Debt	9 Months Ended
Sep. 30, 2014
Long-Term Debt
Long-Term Debt

6.Long-Term Debt

Senior Notes

On April 1, 2014, JEH and its wholly-owned subsidiary, Jones Energy Finance Corp. (the “Issuers”), sold $500.0 million in aggregate principal amount of the Issuers’ 6.75% Senior Notes due 2022 (the “2022 Notes”). The Company used the net proceeds from the issuance of the 2022 Notes to repay all outstanding borrowings under the Term Loan ($160.0 million) and a portion of the borrowing under its Revolver ($308.0 million). The Company subsequently terminated its Term Loan in accordance with its terms. The 2022 Notes bear interest at a rate of 6.75% per year, payable semi-annually on April 1 and October 1 of each year beginning with October 1, 2014. As of September 30, 2014, the Company had $16.9 million in interest accrued related to the 2022 Notes.

The 2022 Notes are guaranteed on a senior unsecured basis by Jones Energy, Inc. and by all of its existing significant subsidiaries. The 2022 Notes will be senior in right of payment to any future subordinated indebtedness of the Issuers.

The Company may redeem the 2022 Notes at any time on or after April 1, 2017 at a declining redemption price set forth in the loan documents, plus accrued and unpaid interest.

The indenture governing the 2022 Notes contains covenants that limit the ability of the Company to incur additional indebtedness or issue certain preferred stock, pay dividends on capital stock, transfer or sell assets, make investments, create certain liens, enter into agreements that restrict dividends or other payments from the Company’s restricted subsidiaries to the Company, consolidate, merge or transfer all of the Company’s assets, engage in transactions with affiliates or create unrestricted subsidiaries. However, many of these covenants will be suspended if the Notes are rated investment grade by Standard & Poor’s or Moody’s.

Other Long-Term Debt

In December 2009, the Company entered into two credit agreements with Wells Fargo Bank N.A., the Senior Secured Revolving Credit Facility (the “Revolver”) and the Second Lien Term Loan (the “Term Loan”). On April 1, 2014, the Term Loan was terminated in connection with the issuance of the 2022 Notes. On November 6, 2014, the Company amended the Revolver to, among other things, increase the borrowing base under the Revolver from $550.0 million to $625.0 million until the next redetermination thereof, and extend the maturity date of the Revolver to November 6, 2019. The Company’s oil and gas properties are pledged as collateral for the outstanding borrowings under the Revolver.

Terms of the Revolver require the Company to pay interest on the loan on the earlier of the London InterBank Offered Rate (“LIBOR”) tranche maturity date or three months, with the entire principal and interest due on the loan maturity date. Borrowings may be drawn on the principal amount up to the maximum available credit amount. Interest on the Revolver is calculated at a base rate (LIBOR or prime), plus a margin of 0.50% to 2.50% based on the actual amount borrowed compared to the borrowing base amount and the base rate selected. For the three and nine months ended September 30, 2014, the average interest rates under the Revolver were 2.17% and 2.54%, respectively, on average outstanding balances of $261.0 million and $334.6 million, respectively. For the same periods in 2013, the average interest rates were 2.74% and 3.04%, respectively, on average outstanding balances of $330.6 million and $406.7 million, respectively.

Total interest and commitment fees under the Revolver and Term Loan were $1.8 million and $10.3 million for the three and nine months ended September 30, 2014 and $6.2 million and $20.7 million for the three and nine months ended September 30, 2013. $3.8 million in unamortized deferred financing costs were written off to interest expense during the first half of 2014 in connection with the repayment of the Term Loan.